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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2001

PHOSPHATE RESOURCE PARTNERS
LIMITED PARTNERSHIP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-9164	72-1067072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road
Suite 300
Lake Forest, Illinois 60045
(847) 739-1200
(Address of Principal Executive Offices, including Zip Code)
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.

    On May 17, 2001, IMC Global Inc. (IMC) entered into a new $500.0 million senior secured credit facility (the New Credit Facilities) and issued $600.0 million of senior unsecured notes. The proceeds of this offering and initial borrowings under IMC's New Credit Facilities will be used to repay all outstanding indebtedness under IMC's existing senior credit facilities and refinance outstanding letters of credit, to repay IMC's 6.625% senior notes due October 15, 2001, to pay related fees and expenses and the remainder for general corporate purposes. The tender offer for IMC's 6.625% senior notes due October 15, 2001 commenced on May 29, 2001.

    IMC entered into the New Credit Facilities, pursuant to a Credit Agreement, dated as of May 17, 2001, with The Chase Manhattan Bank, Goldman Sachs Credit Partners L.P. and various other lenders party thereto (the Credit Agreement). Pursuant to the Credit Agreement, the lenders provide for aggregate borrowings by IMC or certain of its domestic subsidiaries up to $500.0 million. Phosphate Resource Partners Limited Partnership (PLP) and IMC Phosphates Company (IMC Phosphates) are both borrowers and guarantors to the Credit Agreement. Set forth below is a brief summary of certain material terms of the New Credit Facilities.

    The New Credit Facilities provide for a revolving credit facility of up to $210.0 million in revolving credit loans and letters of credit as well as a term loan facility of $290.0 million and are scheduled to mature in 2006. The New Credit Facilities are guaranteed by substantially all of IMC's direct or indirect domestic subsidiaries, including PLP and IMC Phosphates, as well as IMC Canada Ltd., a Canadian corporation. The New Credit Facilities are secured by: (i) a pledge of certain equity interests and intercompany debt held by IMC or the subsidiary guarantors in their subsidiaries; (ii) a security interest in accounts receivable and inventory; and (iii) mortgages on IMC's potash mining and production facilities at Belle Plaine and Colonsay, Saskatchewan, Canada, and Hersey, Michigan. The guarantees by PLP and IMC Phosphates are limited by the amount of existing intercompany debt owed by such entities to IMC and its other subsidiaries. Any payments under such guarantees would constitute a corresponding repayment of such intercompany debt.

    The New Credit Facilities require IMC to meet certain financial tests, including but not limited to, a maximum total leverage ratio, a maximum secured leverage ratio, a minimum interest coverage ratio and a maximum ratio of the sum of certain secured obligations as of any date to the Collateral Coverage Amount (as defined in the New Credit Facilities). In addition, the New Credit Facilities contain certain covenants which, among other things, limit the incurrence of additional indebtedness, investments, guarantees, dividends, transactions with affiliates, asset sales, acquisitions, capital expenditures, mergers and consolidations, liquidations and change of business, prepayments, repurchases and redemption of other indebtedness, liens, sale-leaseback transactions and encumbrances, hedging agreements, amendments of debt and certain other material agreements, and other matters customarily restricted in such agreements. The commitment fees associated with the revolving credit facilities vary depending upon IMC's leverage ratio and are currently 50 basis points. Interest rates associated with the term loan and the revolving credit facilities also vary depending upon IMC's leverage ratio and are currently LIBOR plus 375 basis points and LIBOR plus 300 basis points, respectively.

    Concurrent with the closing of the New Credit Facilities, IMC issued $400.0 million aggregate principal amount of 10.875% Senior Notes Due 2008 (the Seven Year Notes) and $200.0 million aggregate principal amount of 11.250% Senior Notes Due 2011 (the Ten Year Notes and together with the Seven Year Notes, the Notes). The Notes were sold in reliance on Rule 144A and Regulation S under the Securities Act of 1933 (the Securities Act). The Notes will be exchanged for notes with identical terms in an exchange offer under the Securities Act. Set forth below is a brief summary of certain material terms of the Notes.

    The Notes are guaranteed by the same subsidiaries of IMC that guaranteed the New Credit Facilities, including PLP and IMC Phosphates.

    Prior to the time that the Notes receive an investment grade rating from both Standard & Poor's Ratings Group and Moody's Investor's Services Inc. and certain other conditions are satisfied (the Fall-Away Event), covenants contained in the indentures under which the Notes were issued will limit IMC's ability and the ability of its restricted subsidiaries to, among other things: (i) borrow money; (ii) pay dividends on, redeem or repurchase IMC's capital stock; (iii) make investments; (iv) sell assets (including provisions relating to the use of proceeds of such asset sales); (v) create restrictions on the payment of dividends or other amounts to IMC from its restricted subsidiaries; (vi) enter into transactions with affiliates; and (vii) expand into unrelated businesses. If IMC experiences specific kinds of changes of control prior to the Fall-Away Event, holders of the Notes will have the right to require IMC to purchase their Notes, in whole or in part, at a price equal to 101% of the principal amount, together with any accrued or unpaid interest to the date of purchase.

    So long as any of the Notes are outstanding, covenants contained in the indentures limit IMC's ability and the ability of its restricted subsidiaries to, among other things: (i) create liens; (ii) enter into sale and leaseback transactions; and (iii) consolidate, merge or sell all or substantially all of its assets. In addition, so long as any Notes are outstanding, among other things, the indentures require IMC to provide reports to holders of Notes and limit the ability of IMC's restricted subsidiaries to guarantee other debt. The guarantees of the Notes by PLP and IMC Phosphates are limited to the same extent as under the Credit Agreement.

    The Seven Year Notes may not be redeemed at IMC's option prior to their maturity. Some or all of the Ten Year Notes may be redeemed at IMC's option at any time on or after June 1, 2006.

    This filing contains forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations. These statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and IMC and PLP plans and objectives to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include conditions prevailing in the financial and capital markets from time to time, as well as factors described in the reports and documents that IMC and PLP file from time to time with the Securities and Exchange Commission. IMC and PLP are under no obligation (and expressly disclaim any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7. Exhibits.

Exhibit No.	Description
4.ii.(a)	Credit Agreement, dated May 17, 2001 (incorporated by reference to Exhibit 4.ii.(a) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001)
4.ii.(b)
Indenture governing $400,000,000 aggregate principal amount 10.875% Senior Notes Due 2008 among IMC Global Inc., the subsidiary guarantors named therein and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.ii.(b) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001)
4.ii.(c)
Indenture governing $200,000,000 aggregate principal amount 11.250% Senior Notes Due 2011 among IMC Global Inc., the subsidiary guarantors named therein and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.ii.(c) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001)
4.ii.(d)
Exchange and Registration Rights Agreement, relating to the 10.875% Senior Notes Due 2008, dated as of May 17, 2001, by and among IMC Global Inc., the Guarantors party thereto and Goldman, Sachs & Co., and J.P. Morgan Securities (incorporated by reference to Exhibit 4.ii.(d) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001)
4.ii.(e)
Exchange and Registration Rights Agreement, relating to the 11.250% Senior Notes Due 2011, dated as of May 17, 2001, by and among IMC Global Inc., the Guarantors party thereto and Goldman, Sachs & Co., and J.P. Morgan Securities (incorporated by reference to Exhibit 4.ii.(e) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOSPHATE RESOURCE PARTNERS LIMITED PARTNERSHIP
By:	IMC GLOBAL INC. Its Administrative Managing General Partner
By:	/s/ J. BRADFORD JAMES
J. Bradford James Executive Vice President and Chief Financial Office of IMC Global Inc.

Date: May 30, 2001

Exhibit Index

Exhibit No.	Description	Incorporated Herein by Reference to	Filed with Electronic Submission
4.ii.(a)	Credit Agreement, dated May 17, 2001	Exhibit 4.ii.(a) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001
4.ii.(b)	Indenture governing $400,000,000 aggregate principal amount 10.875% Senior Notes Due 2008 among IMC Global Inc., the subsidiary guarantors named therein and The Bank of New York, as Trustee	Exhibit 4.ii.(b) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001
4.ii.(c)	Indenture governing $200,000,000 aggregate principal amount 11.250% Senior Notes Due 2011 among IMC Global Inc., the subsidiary guarantors named therein and The Bank of New York, as Trustee	Exhibit 4.ii.(c) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001
4.ii.(d)
	Exchange and Registration Rights Agreement, relating to the 10.875% Senior Notes Due 2008, dated as of May 17, 2001, by and among IMC Global Inc, the Guarantors party thereto and Goldman, Sachs & Co., and J.P. Morgan Securities	Exhibit 4.ii.(d) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001
4.ii.(e)
	Exchange and Registration Rights Agreement, relating to the 11.250% Senior Notes Due 2011, dated as of May 17, 2001, by and among IMC Global Inc., the Guarantors party thereto and Goldman, Sachs & Co., and J.P. Morgan Securities	Exhibit 4.ii.(e) to the Current Report on Form 8-K for IMC Global Inc., dated May 17, 2001

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Exhibits.
SIGNATURES
Exhibit Index